                                                                    Exhibit 99.2

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

      The following tables set forth the unaudited pro forma condensed combined financial data for Psychiatric Solutions, Inc., giving effect to the acquisitions of Ardent Health Services, Inc. ("Ardent Behavioral"), Heartland Healthcare ("Heartland"), Brentwood Behavioral Health ("Brentwood") and other non-significant acquisitions during the fiscal year ended December 31, 2004 and the Financing Transactions (as defined below) as if they had occurred on the dates indicated and after giving effect to certain pro forma adjustments discussed herein. The unaudited pro forma condensed balance sheet as of June
30, 2005 has been derived from Psychiatric Solutions' and Ardent Behavioral's historical balance sheets, adjusted to give effect to these acquisitions and the Financing Transactions as if they occurred on June 30, 2005. The pro forma condensed combined income statement for the twelve months and the six months ended June 30, 2005 gives effect to the acquisition of Ardent Behavioral and the Financing Transactions, as if they occurred at the beginning of the period presented. The pro forma condensed combined income statement for the year ended December 31, 2004 gives effect to the acquisitions of Ardent Behavioral, Heartland, Brentwood and other non-significant acquisitions during 2004 and the Financing Transactions, as if they occurred at the beginning of the period presented. For the purposes of this Current Report on Form 8-K Financing Transactions shall refer to our offering of senior subordinated notes, the amendment and restatement of our existing credit facility and our new senior secured term loan.

     The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments are preliminary and revisions to the preliminary purchase price allocations and financing of the transactions may have a significant impact on the pro forma adjustments. A final valuation of net assets acquired associated with the Ardent Behavioral acquisition cannot be made at this time. A final determination of these fair values will be conducted by Psychiatric Solutions' independent valuation specialists. The consideration of this valuation will most likely result in a change in the value assigned to the fixed and intangible assets acquired from Ardent Behavioral.

     The unaudited pro forma condensed combined financial data is for comparative purposes only and does not purport to represent what our financial position or results of operations would actually have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                              AS OF JUNE 30, 2005
                            (DOLLARS IN THOUSANDS)

                                                                                                       FINANCING
                                                                          PRO FORMA                   TRANSACTIONS
                                               PSYCHIATRIC    ARDENT     ACQUISITION      PRO FORMA     PRO FORMA       PRO FORMA
                                                SOLUTIONS   BEHAVIORAL   ADJUSTMENTS      COMBINED     ADJUSTMENTS         PSI
                                               -----------  ---------   --------------    ---------    -----------     -----------
ASSETS
 Current assets:
     Cash and cash equivalents                  $   7,593   $   1,729   $ (500,000)(1)    $(490,678)    $498,600 (1)   $     7,922
     Accounts receivable, net                      82,640      45,079            -          127,719            -           127,719
     Other current assets                          17,761      16,621            -           34,382            -            34,382
                                                ---------   ---------   ----------        ---------     --------       -----------
         Total current assets                     107,994      63,429     (500,000)        (328,577)     498,600           170,023
 Property and equipment, net                      222,656      83,160       68,288 (3)      374,104                        374,104
 Costs in excess of net assets acquired           131,428      11,210      391,464 (4)      534,102        7,300 (1)       541,402
 Other assets                                      23,936      94,594      (94,461)(5)       24,069       10,727 (8)        34,796
                                                ---------   ---------   ----------        ---------     --------       -----------
 Total assets                                   $ 486,014   $ 252,393   $ (134,709)       $ 603,698     $516,627       $ 1,120,325
                                                =========   =========   ==========        =========     ========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
     Accounts payable                           $  10,938   $   9,876   $        -        $  20,814     $      -       $    20,814
     Accrued liabilities                           56,645      17,778            -           74,423            -            74,423
     Current portion of long-term debt                427           -            -              427        3,250 (1)         3,677
                                                ---------   ---------   ----------        ---------     --------       -----------
         Total current liabilities                 68,010      27,654            -           95,664        3,250            98,914
 Long-term debt, less current portion             143,482           -            -          143,482      525,450 (1)       668,932
 Other liabilities                                 17,074      17,151        8,113 (6)       42,338            -            42,338
                                                ---------   ---------   ----------        ---------     --------       -----------
 Total liabilities                                228,566      44,805        8,113          281,484      528,700           810,184
 Stockholders' equity:
     Common Stock                                     205           -           14 (7)          219            -               219
     Additional paid-in capital                   228,942           -       64,752 (7)      293,694            -           293,694
     Accumulated earnings                          28,301     207,588     (207,588)(2)       28,301      (12,073)(9)        16,228
                                                ---------   ---------   ----------        ---------     --------       -----------
         Total stockholders' equity               257,448     207,588     (142,822)         322,214      (12,073)          310,141
                                                ---------   ---------   ----------        ---------     --------       -----------
 Total liabilities and stockholders' equity     $ 486,014   $ 252,393   $ (134,709)       $ 603,698     $516,627       $ 1,120,325
                                                =========   =========   ==========        =========     ========       ===========


       See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

(1) Represents the sources and uses of funds from the Financing Transactions:

7 3/4% senior subordinated notes................................................      $220,000
Senior secured term debt........................................................       325,000
Additional borrowings on amended and restated revolving credit facility.........        45,000
Repurchase of 10 5/8% senior subordinated notes.................................       (61,300)
                                                                                      --------
Increase in debt................................................................       528,700
Excess cash on balance sheet at June 30, 2005...................................         1,400
Premium on repurchase of 10 5/8% senior subordinated notes......................        (8,600)
Non-recurring bridge loan commitment fee........................................        (1,500)
Estimate of capitalized finance costs...........................................       (12,700)
Estimate of purchase transaction costs..........................................        (7,300)
                                                                                      --------
Cash paid to Ardent Behavioral and Ardent Health Services LLC...................       500,000
Less excess cash on balance sheet at June 30, 2005..............................        (1,400)
                                                                                      --------
Net increase to cash and cash equivalents.......................................      $498,600
                                                                                      ========

(2) Represents the elimination of Ardent Behavioral's accumulated earnings of $207,588.

(3) Represents the adjustment to the value of the property and equipment of Ardent Behavioral to reflect their appraised value.

(4) Represents adjustment to cost in excess of net assets acquired as follows:

Cash paid to Ardent Behavioral and Ardent Health Services
  LLC.......................................................  $ 500,000
Value of equity consideration issued to Ardent Health
  Services LLC..............................................     64,766
Less: net assets acquired(a)................................   (162,092)
                                                              ---------
Cost in excess of net assets acquired.......................    402,674
Ardent Behavioral's historical cost in excess of net assets
  acquired..................................................    (11,210)
                                                              ---------
Pro forma adjustment to cost in excess of net assets
  acquired..................................................  $ 391,464
                                                              =========

---------------

    (a) Net assets of Ardent Behavioral.....................  $ 207,588
         Cost in excess of net assets acquired of Ardent
          Behavioral........................................    (11,210)
         Pro forma acquisition adjustments to:
             Property and equipment, net....................     68,288
             Other assets...................................    (94,461)
             Other liabilities..............................     (8,113)
                                                              ---------
         Net assets acquired................................  $ 162,092
                                                              =========

(5) Represents elimination of Ardent's Behavioral intercompany receivables of $87,927 and reclassification of deferred tax assets to deferred tax liabilities of $6,534.

(6) Represents an adjustment to long-term deferred tax liabilities related to the step-up in basis of the property and equipment of Ardent Behavioral and the reclassification of deferred tax assets of Ardent Behavioral and an adjustment to long-term deferred tax assets related to net operating losses acquired.

Step up basis on property and equipment of Ardent
  facilities................................................  $  27,315
Net operating losses obtained in acquisition of Ardent
  Behavioral................................................    (12,668)
Reclassification of deferred tax assets of Ardent
  Behavioral................................................     (6,534)
                                                              ---------
                                                              $   8,113
                                                              =========

(7) Represents the adjustment to common stock and additional paid in capital related to the issuance of 1,362,760 shares of our common stock, $.01 par value, at a price of $47.5250 per share.

(8) Represents capitalized finance costs on Financing Transactions and write-off of capitalized finance costs related to 10 5/8% senior subordinated notes repurchased.

Capitalized finance costs on Financing Transactions ..................................    $  12,700
Write-off of capitalized finance costs related to 10 5/8% senior subordinated notes
     repurchased .....................................................................       (1,973)
                                                                                          ---------
                                                                                          $  10,727
                                                                                          =========

(9) Represents non-recurring fees and charges on loans related to the Financing Transactions as summarized below:

Loan commitment fee on bridge facility ...............................................    $   1,500
Premium on repurchase of 10 5/8% senior subordinated notes ...........................        8,600
Write-off of capitalized loan costs related to 10 5/8% senior subordinated notes
  repurchased ........................................................................        1,973
                                                                                          ---------
                                                                                          $  12,073
                                                                                          =========

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                   FOR THE TWELVE MONTHS ENDED JUNE 30, 2005
                             (DOLLARS IN THOUSANDS)

                                                                                                      FINANCING
                                                                                                    TRANSACTIONS
                                             PSYCHIATRIC     ARDENT     PRO FORMA        PRO FORMA    PRO FORMA           PRO FORMA
                                              SOLUTIONS    BEHAVIORAL  ADJUSTMENTS        COMBINED    ADJUSTMENTS            PSI
                                             -----------   ----------  -----------        ---------   -----------         ---------
Revenue                                        $549,422     $309,813    $     -           $ 859,235    $       -           $859,235
Expenses:
      Salaries, wages and employee
        benefits                                300,653      173,497        (66)(1)(a)      474,084            -            474,084
      Professional fees                          57,675       32,357      2,051 (1)(b)       92,083            -             92,083
      Rentals and leases                          9,944        3,383       (181)(1)(c)       13,146            -             13,146
      Other operating expenses                   95,913       39,248        328 (1)(d)      135,489            -            135,489
      Provision for doubtful accounts            11,555        8,253          -              19,808            -             19,808
      Depreciation and amortization              11,360        4,853        (45)(1)(e)       16,168            -             16,168
      Interest expense                           16,837       (1,832)     1,832 (1)(f)       16,837       32,593(1)(i)       49,430
      Other expenses                              6,990       13,293    (13,293)(1)(g)        6,990            -              6,990
                                               --------     --------   --------          ----------    ---------           --------
           Total expenses                       510,927      273,052     (9,374)            774,605       32,593            807,198
                                               --------     --------   --------           ---------     ---------          --------
Earnings from continuing operations before
  income taxes                                   38,495       36,761      9,374              84,630      (32,593)            52,037
Provision for (benefit from) income taxes        14,824       13,803      3,532(1)(h)        32,159      (12,385)(1)(h)      19,774
                                               --------     --------   --------          ----------    ---------           --------
Income from continuing operations              $ 23,671     $ 22,958   $  5,842          $   52,471    $ (20,208)          $ 32,263
                                               ========     ========   ========          ==========    =========           ========


   See Notes to Unaudited Pro Forma Consolidated Combined Income Statements.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                        FINANCING
                                                                                                       TRANSACTIONS
                                              PSYCHIATRIC    ARDENT     PRO FORMA            PRO FORMA   PRO FORMA         PRO FORMA
                                               SOLUTIONS   BEHAVIORAL  ADJUSTMENTS           COMBINED   ADJUSTMENTS           PSI
                                              ----------   ----------  -----------           ---------  ------------       ---------
Revenue                                        $282,598     $161,951     $      -            $444,549   $      -            $444,549
Expenses:
     Salaries, wages and employee benefits      154,084       88,570          265 (1)(a)      242,919          -             242,919
     Professional fees                           29,085       15,860          727 (1)(b)       45,672          -              45,672
     Rentals and leases                           4,801        1,600           62 (1)(c)        6,463          -               6,463
     Other operating expenses                    49,761       19,553          164 (1)(d)       69,478          -              69,478
     Provision for doubtful accounts              5,344        4,228            -               9,572          -               9,572
     Depreciation and amortization                5,960        2,414         (108)(1)(e)        8,266          -               8,266
     Interest (expense) income                    6,844       (2,172)       2,172 (1)(f)        6,844     16,669(1)(i)        23,513
     Other expenses                               6,990        5,696       (5,696)(1)(g)        6,990          -               6,990
                                               --------     --------     --------            --------   --------            --------
         Total expenses                         262,869      135,749       (2,414)            396,204     16,669             412,873
                                               --------     --------     --------            --------   --------            --------
Income from continuing operations before
  income taxes                                   19,729       26,202        2,414              48,345    (16,669)             31,676
Provision for (benefit from) income taxes         7,694        9,803        1,358(1)(h)        18,855     (6,501)(1)(h)       12,354
                                               --------     --------     --------            --------   --------            --------
Income from continuing operations              $ 12,035     $ 16,399     $  1,056            $ 29,490   $(10,168)           $ 19,322
                                               ========     ========     ========            ========   ========            ========

Basic earnings per share on continuing
  operations                                   $   0.59                                                                     $   0.88
                                               ========                                                                     ========

Diluted earnings per share on continuing
  operations                                   $   0.57                                                                     $   0.86
                                               ========                                                                     ========
Shares used in computing per share
  amounts (j):
     Basic                                       20,498                                                                       21,861
     Diluted                                     21,201                                                                       22,564


     See Notes to Unaudited Pro Forma Condensed Combined Income Statements.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                             (DOLLARS IN THOUSANDS)

                                                                                                        FINANCING
                                                                                                      TRANSACTIONS
                                                        PSYCHIATRIC       PRO FORMA       PRO FORMA     PRO FORMA          PRO FORMA
                                                         SOLUTIONS     ACQUISITIONS (1)   COMBINED     ADJUSTMENTS            PSI
                                                        -----------    ----------------   ---------    -----------         ---------
Revenue                                                  $487,190        $339,906          $827,096     $       -           $827,096
Expenses:
     Salaries, wages and employee benefits                265,678         190,472           456,150             -            456,150
     Professional fees                                     53,258          41,744            95,002             -             95,002
     Rentals and leases                                     9,019           4,347            13,366             -             13,366
     Other operating expenses                              85,670          45,505           131,175             -            131,175
     Provision for doubtful accounts                       10,874           9,340            20,214             -             20,214
     Depreciation and amortization                          9,868           5,644            15,512             -             15,512
     Interest expense                                      18,964           1,148            20,112        33,026(1)(i)       53,138
     Other expenses                                         6,407               -             6,407             -              6,407
                                                         --------        --------          --------     ---------           --------
         Total expenses                                   459,738         298,200           757,938        33,026            790,964
                                                         --------        --------          --------     ---------           --------
Income from continuing operations before income taxes      27,452          41,706            69,158       (33,026)            36,132
Provision for (benefit from) income taxes                  10,432          15,848            26,280       (12,550)(1)(h)      13,730
                                                         --------        --------          --------     ---------           --------
Income from continuing operations                        $ 17,020        $ 25,858          $ 42,878     $ (20,476)          $ 22,402
                                                         ========        ========          ========     =========           ========

Basic earnings per share on continuing operations        $   1.12                                                           $   1.41
                                                         ========                                                           ========

Diluted earnings per share on continuing operations      $   0.97                                                           $   1.18
                                                         ========                                                           ========
Shares used in computing per share amounts (j):
     Basic                                                 14,570                                                             15,933
     Diluted                                               17,573                                                             18,936


     See Notes to Unaudited Pro Forma Condensed Combined Income Statements.

                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED COMBINED INCOME STATEMENTS
                             (Dollars in thousands)

(1) The following pro forma condensed combined income statement for the year ended December 31, 2004 presents the incremental pro forma operations of Ardent Behavioral, Heartland, Brentwood and three non-significant acquisitions applying the purchase method of accounting as if the acquisitions, which were completed on July 1, 2005, June 1, 2004, March 1, 2004, and various dates during the second quarter of 2004, respectively, had all occurred on January 1, 2004.

                                                                           NON-                      ACQUISITION
                                    ARDENT                             SIGNIFICANT    ACQUISITIONS    PRO FORMA       PRO FORMA
                                  BEHAVIORAL   HEARTLAND   BRENTWOOD   ACQUISITIONS     COMBINED     ADJUSTMENTS     ACQUISITIONS
                                  ----------   ---------   ---------   ------------   ------------   -----------     ------------
Revenue.........................   $294,282     $22,482     $5,612       $17,530        $339,906      $     --         $339,906
Expenses:
  Salaries, wages and employee
    benefits....................    167,926       9,689      2,977        10,012         190,604          (132)(a)      190,472
  Professional fees.............     32,744       4,841        653         1,389          39,627         2,117 (b)       41,744
  Rentals and leases............      3,564         788         37           559           4,948          (601)(c)        4,347
  Other operating expenses......     38,298       3,177        772         2,930          45,177           328 (d)       45,505
  Provision for doubtful
    accounts....................      7,245       1,500        370           225           9,340            --            9,340
  Depreciation and
    amortization................      3,664         104         30           272           4,070         1,574 (e)        5,644
  Interest expense..............      2,854         127          2           136           3,119        (1,971)(f)        1,148
  Other expenses................     16,483         377        319           472          17,651       (17,651)(g)           --
                                   --------     -------     ------       -------        --------      --------         --------
    Total expenses..............    272,778      20,603      5,160        15,995         314,536       (16,336)         298,200
                                   --------     -------     ------       -------        --------      --------         --------
Income from continuing
  operations before income
  taxes.........................     21,504       1,879        452         1,535          25,370        16,336           41,706
Provision for income taxes......      8,159          --         --            --           8,159         7,689 (h)       15,848
                                   --------     -------     ------       -------        --------      --------         --------
Income from continuing
  operations....................   $ 13,345     $ 1,879     $  452       $ 1,535        $ 17,211      $  8,647         $ 25,858
                                   ========     =======     ======       =======        ========      ========         ========

     (a) Reflects adjustments to salaries, wages and employee benefits to include corporate level employees necessary to manage the facilities acquired from Ardent Behavioral and the reclassification of contract labor from salaries, wages and employee benefits to professional fees for Ardent Behavioral to conform to our presentation.

                                                                                   SIX
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,   JUNE 30,    JUNE 30,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Salaries, wages and employee benefits of corporate
  level employees to manage facilities acquired from
  Ardent Behavioral.................................    $ 1,835       $ 1,835     $   918
Reclassification of contract labor to professional
  fees to conform to our presentation...............     (1,967)       (1,901)       (653)
                                                        -------       -------     -------
                                                        $  (132)      $   (66)    $   265
                                                        =======       =======     =======

     (b) Reflects adjustment to professional fees to include additional costs at the corporate level for the acquisition of Ardent Behavioral and the reclassification of contract labor from salaries, wages and employee benefits to professional fees for Ardent Behavioral to conform to our presentation.

                          NOTES TO UNAUDITED PRO FORMA
              CONDENSED COMBINED INCOME STATEMENTS -- (CONTINUED)

                                                                                   SIX
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,    JUNE 30,    JUNE 30,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Professional fees at corporate level to support
  facilities acquired from Ardent Behavioral........    $   150       $   150     $    74
Reclassification from salaries, wages and employee
  benefits to conform to our presentation...........      1,967         1,901         653
                                                        -------       -------     -------
                                                        $ 2,117       $ 2,051     $   727
                                                        =======       =======     =======

     (c) Reflects adjustments to rentals and leases for real estate purchased subsequent to the acquisition of formerly leased facilities and adjustments to rentals and leases for additional office space at the corporate level necessary to accommodate employees hired as the result of the Ardent Behavioral acquisition.

                                                                                   SIX
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,    JUNE 30,    JUNE 30,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Lease expense on properties purchased related to
  acquisition of facilities.........................     $(725)        $(305)      $  --
Lease expense on additional corporate office space
  required for additional corporate level employees
  to manage facilities acquired from Ardent
  Behavioral........................................       124           124          62
                                                         -----         -----       -----
                                                         $(601)        $(181)      $  62
                                                         =====         =====       =====

     (d) Reflects adjustments to other operating expenses at the corporate level, primarily for travel and related expenses, to be incurred by employees hired as the result of the Ardent Behavioral acquisition.

     (e) Reflects adjustments to depreciation expense for purchase accounting step-ups of property and equipment acquired and for real estate purchased subsequent to the acquisition of formerly leased facilities. Buildings are depreciated over 35 years and equipment over 5 years.

                                                                                   SIX
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,    JUNE 30,    JUNE 30,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Additional (reduction in) depreciation on acquired
  facilities for purchase accounting basis
  step-up...........................................     $1,099       $(241)      $(108)
Depreciation on properties purchased related to
  acquisition of facilities.........................        475         196          --
                                                         ------       -----       -----
                                                         $1,574       $ (45)      $(108)
                                                         ======       =====       =====

     (f) Reflects adjustments to include interest expense from the beginning of the period to the acquisition date and adjustments to eliminate interest expense for Ardent Behavioral.

                          NOTES TO UNAUDITED PRO FORMA
              CONDENSED COMBINED INCOME STATEMENTS -- (CONTINUED)

                                                                                   SIX
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,    JUNE 30,    JUNE 30,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Interest expense....................................    $   883        $   --     $   --
Less Ardent Behavioral Historical interest expense
  (income)..........................................     (2,854)        1,832      2,172
                                                        -------        ------     ------
                                                        $(1,971)       $1,832     $2,172
                                                        =======        ======     ======

     (g) Reflects adjustments to eliminate management fees and other related party amounts paid or payable to the sellers prior to acquisition. Incremental expenses we expect to incur on an on-going basis for additional personnel, office space, etc. to manage these facilities are reflected as acquisition pro-forma adjustments in the appropriate income statement line item.

     (h) Reflects adjustment to bring combined pro forma provision for income taxes to 38%, 39% and 38% of income from continuing operations before income taxes for the twelve months ended June 30, 2005, the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

                                                                                   SIX
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,    JUNE 30,    JUNE 30,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Pro forma acquisition income from continuing
  operations before income taxes....................    $ 41,706     $ 84,630     $48,345
Effective income tax rate...........................          38%          38%         39%
                                                        --------     --------     -------
Provision for income taxes..........................      15,848       32,159      18,855
Provision prior to pro-forma adjustment.............       8,159       28,627      17,497
                                                        --------     --------     -------
Pro forma acquisition adjustment to provision for
  income taxes......................................    $  7,689     $  3,532     $ 1,358
                                                        ========     ========     =======
Pro forma PSI income from continuing operations
  before income taxes...............................    $ 36,132       52,037     $31,676
Effective income tax rates..........................          38%          38%         39%
                                                        --------     --------     -------
Pro forma provision for income taxes................    $ 13,730       19,774      12,354
Pro forma combined provision for income taxes.......      26,280       32,159      18,855
                                                        --------     --------     -------
Offering pro forma adjustment.......................    $(12,550)    $(12,385)    $(6,501)
                                                        ========     ========     =======

     (i) Reflects adjustment to give effect to interest on the $220,000 of 7 3/4 % senior subordinated notes and interest on the $325,000 senior secured term facility and $45,000 of additional borrowings under the amended and restated revolving credit facility at the LIBOR rate plus applicable margin. This adjustment has been offset by interest on the $61,300 of 10 5/8 % senior subordinated notes repurchased. The adjustment also includes amortization on capitalized finance costs and expense anticipated on interest rate swap arrangements. A 1/8% increase (decrease) in our interest rate assumptions would increase (decrease) our interest expense $462 for both the twelve months ended June 30, 2005 and the year ended December 31, 2004 and $231 for the six months ended June 30, 2005.

     (j) Pro forma numbers reflect adjustment to give effect to 1,362,760 shares issued in the acquisition of Ardent Behavioral.